                                                                Exhibit 10.18(b)

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT


         This Intellectual Property Security Agreement is entered into as of October 4, 1999 by and between FAR EAST NATIONAL BANK ("Bank") and iPHYSICIAN NET, INC., a Delaware corporation, formerly known as IPNI COMMUNICATIONS CORPORATION ("Grantor").

                                    RECITALS

         A. Bank has agreed to make certain advances of money and to extend certain financial accommodation to Grantor (the "Loans") in the amounts and manner set forth in that certain Loan and Security Agreement by and between Bank and Grantor dated of even date herewith (as the same may be amended, modified or supplemented from time to time, the "Loan Agreement"; capitalized terms used herein are used as defined in the Loan Agreement).

         B. Bank is willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Bank a security interest in certain Copyrights, Trademarks and Patents to secure the obligations of Grantor under the Loan Agreement.

         C. Pursuant to the terms of the Loan Agreement, Grantor has granted to Bank a security interest in all of Grantor's right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

         NOW, THEREFORE, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement, Grantor hereby agrees as follows:

                                    AGREEMENT

         To secure its Obligations to Bank under the Loan Agreement, Grantor grants and pledges to Bank a security interest in all of Grantor's right, title and interest in, to and under its Intellectual Property Collateral (including without limitation those Copyrights, Patents and Trademarks listed on Schedules A, B and C hereto), and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof.

         This security interest is granted in conjunction with the security interest granted to Bank under the Loan Agreement. The rights and remedies of Bank with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Bank as a matter of law or equity. Each right, power and remedy of Bank provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Bank of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Bank, of any or all other rights, powers or remedies.

         Borrower represents and warrants that Exhibits A, B and C attached hereto set forth any and all intellectual property rights in connection to which Borrower has registered or filed an application with either the United States Patent and Trademark Office or the United States Copyright Office, as applicable.

         IN WITNESS WHEREOF, the parties have cause this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

                                                       GRANTOR:

Address of Grantor:                                    iPHYSICIAN NET, INC.

8777 North Gainey Center Drive, Suite285
Scottsdale, AZ  85258                                  By:__________________
Attn:  Lyle R. Scritsmier
                                                       Title:_______________

                                                       BANK:

Address of Bank:                                       FAR EAST NATIONAL BANK

2001 Gateway Place, Suite 285
San Jose, CA 95110
Attn:  Daniel Michener                                 By:__________________

                                                       Title:_______________

                                    EXHIBIT A

                                   Copyrights


   Description             Registration Number              Registration Date
   -----------             -------------------              -----------------

                                    EXHIBIT B

                                     Patents

                                  Registration/            Registration/
    Description                 Application Number        Application Date
    -----------                 ------------------        ----------------

                                    EXHIBIT C

                                   Trademarks

Description                         Registration/           Registration/
                                 Application Number       Application Date
                                 ------------------       ----------------